U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                     Date of Report (date of earliest event
                          reported): December 31, 1999



                                 Starfest, Inc.
             (Exact name of registrant as specified in its charter)
            --------------------------------------------------------


       California                 333-38838                   95-4442384
       ----------                 ---------                   ----------
       (state of            (Commission File Number)           (IRS Employer
      incorporation)                                            I.D. Number)




                            4602 East Palo Brea Lane
                              Cave Creek, AZ 85331
                                  480-551-8280
             -------------------------------------------------------
             (Address and telephone number of registrant's principal
               executive offices and principal place of business)


                         9494 East Redfield Road, #1136
                              Scottsdale, AZ 85260
                                  480-551-8280
               ---------------------------------------------------
              (Former name or address if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant

        On March 6, 2000, Starfest, Inc. assumed the obligation of filing reports with the Securities and Exchange Commission when it acquired a 96.83 percent ownership of a reporting company, MAS Acquisition XX Corp. ("MAS XX"). At the time of this event, there was no principal independent accountant of MAS
XX. Earlier, on December 31, 1999, MAS XX's principal independent accountant, Tubbs & Bartnick, P.A., of Boca Raton, Florida, had resigned, but no Form 8-K had been filed with the Commission by MAS XX reporting the resignation of Tubbs & Bartnick, P.A. Starfest reported the acquisition of MAS XX in a Form 8-K12G3 it filed on March 10, 2000 under Commission File No. 000-29913.

        The reports of Tubbs & Bartnick, P.A. on the financial statements of MAS XX filed with the Securities and Exchange Commission contained no adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles during the past two years or the interim period to December 31, 1999.

        The decision to change accountants was approved by the Board of Directors of MAS XX.

        During the past two years or interim periods prior to December 31, 1999, there were no disagreements between MAS XX and Tubbs & Bartnick, P.A., whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or accounting scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. Attached as an exhibit to this Form 8-K is a letter dated February 15, 2001 from Tubbs & Bartnick, P.A., addressed to the Commission stating that it agrees with the above statements concerning its relations with MAS XX.

        The independent auditor of Starfest at the time Starfest acquired MAS XX was Jaak Olesk. Jaak Olesk resigned on March 8, 2000, as reported in the Form 8-K filed by the Company on March 15, 2000, also filed under Commission File No. 000-29913.

        On November 14, 2000, the Company engaged the firm of Kabani & Company, Inc. of Fountain Valley, California, as independent accountants for Starfest and its subsidiaries, as reported in the Form 8-K filed by the Company on November 17, 2000, under Commission File No. 000-29913.


Item 7.  Exhibits

     16   -    Letter of Tubbs & Bartnick, P.A. (former accountant) on change of accountant.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 15, 2001                      Starfest, Inc.


                                              /s/ Michael Huemmer
                                           By--------------------------------
                                              Michael Huemmer, President

                             TUBBS & BARTNICK, P.A.
                          Certified Public Accountants
                          2300 Glades Road, Suite 415E
                              Boca Raton, FL 33431
                             Telephone 561-361-0330


                                February 15, 2001








Securities and Exchange Commission
Division of Corporation Finance
450 Fifth Street, N.W.
Washington, DC   20549

Re:     Starfest, Inc.
        SEC File No. 333-38838
        (MAS Acquisition XX Corp. SEC File No. 0-27173)

Gentlemen:

We agree with the contents of the Form 8-K, Item 4, filed by Starfest, Inc. reporting events that occurred as early as December 31, 1999 and reporting the relationship between this firm and MAS Acquisition XX Corp.



                           /s/ Tubbs & Bartnick, P.A.

                             Tubbs & Bartnick, P.A.
                          Certified Public Accountants